Derivatives and Hedging Activities Derivatives and Hedging Activities (Policies)	6 Months Ended
Jun. 30, 2013
Derivatives and Hedging Activities [Abstract]
Derivatives, Methods of Accounting, Derivatives Not Designated or Qualifying as Hedges [Policy Text Block]
Derivatives not designated as hedges are not speculative and are used to manage MAALP's exposure to interest rate movements and other identified risks but do not meet the strict hedge accounting requirements of FASB ASC 815, Derivatives and Hedging. Changes in the fair value of derivatives not designated in hedging relationships are recorded directly in earnings and resulted in a gain of $10,000 for the three months ended June 30, 2013 and a loss of $9,000 for the three months ended June 30, 2012. During the six months ended June 30, 2013 and 2012, we recognized a loss of $3,000 and $33,000, respectively, on derivatives not designated in hedging relationships.